                                                                   EXHIBIT 3.123

                            ARTICLES OF INCORPORATION

                                       of

                               U-HAUL CO. OF FARGO

         WE, THE UNDERSIGNED natural persons of the age of twenty-one or more, acting as incorporators under the North Dakota Business Corporation Act, adopt the following Articles of Incorporation for such corporation:

                                    ARTICLE I

         The name of said corporation shall be U-HAUL CO. OF FARGO.

                                   ARTICLE II

         The period of its duration shall be perpetual.

                                   ARTICLE III

         The purposes for which the corporation is formed are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of North Dakota, upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the North Dakota Business Corporation Act.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue is five hundred (500) shares of common stock of the par value of Ten ($10.00) Dollars each, totaling Five Thousand ($5,000.00) Dollars of authorized capital stock.

Page one of three pages

                                    ARTICLE V

         The corporation shall not commence business until at least One Thousand ($1,000.00) Dollars has been received by it as consideration for the issuance of shares.

                                   ARTICLE VI

         The address of the initial registered office of the corporation is c/o
C. T. Corporation System 320 North 4th Street, Bismarck, North Dakota 58501, and the name of its initial resident agent at that address is C. T. Corporation system.

                                   ARTICLE VII

         The number of directors consisting the initial Board of Directors in three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

             Virgil A. Aarness             2106 South 19th Street
                                           Moorhead, Minnesota 56560

             Donald Dietrich               2106 South 19th Street
                                           Moorhead, Minnesota 56560

             Judith A. Aarness             2106 South 19th Street
                                           Moorhead, Minnesota 56560

                                  ARTICLE VIII

         The name and address of each incorporator is:

             John A. Lorentz               2727 North Central Avenue
                                           Phoenix, Arizona 85004

             David L. Helsten              2727 North Central Avenue
                                           Phoenix, Arizona 85004

             Arthur G. Seifert             2727 North Central Avenue
                                           Phoenix, Arizona 85004

         IN WITNESS WHEREOF, we have hereunto set our hands and seal this 27th day of January, 1970.

                                            /s/ John A. Lorentz
                                            ----------------------------------
                                            John A. Lorentz

Page two of three pages

                                                     /s/ David L. Helsten
                                                     ---------------------------
                                                     David L. Helsten

                                                     /s/ Arthur G. Seifert
                                                     ---------------------------
                                                     Arthur G. Seifert

STATE OF ARIZONA        )
                        )ss.
COUNTY OF MARICOPA      )

         I, Helen H. Delamater, a Notary Public for Arizona, hereby certify that on the 27th day of January, 1970, personally appeared before me John A. Lorentz, David L. Helsten and Arthur G. Seifert who being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.

                                        /s/ Helen H. Delamater
                                        ---------------------------
                                        Helen H. Delamater
                                        Notary Public for the State of Arizona
                                        Residing at Tempo, Arizona
                                        My Commission expires August 13, 1972

         (NOTARIAL SEAL)

Certificate no. 21799

STATE OF NORTH DAKOTA   )
   Department of State  )ss.

Filed for record the 30th
day of January 1970
/s/ [ILLEGIBLE]
-------------------------------------
            SECRETARY OF STATE

-------------------------------------
            DEPUTY

[ILLEGIBLE]

      Page three of three pages

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of North Dakota

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of North Dakota.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is: U-Haul Co. of Fargo

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 26 day of January, 1970.

                                               U-HAUL CO.

                                               By: Wayne G. Parker
                                                  ------------------------------
                                                                       President

STATE OF ARIZONA           )
                           ) ss.
COUNTY OF MARICOPA         )

         Before me, a Notary Public, personally appeared Wayne G. Parker known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 26, day of January, 1970.

                  By: Helen H. Delamater
                     ------------------------------
                           Notary Public
                      Helen H. Delamater

                                     My Commission Expires Aug. 13, [ILLEGIBLE]

Certificate No. [ILLEGIBLE]

                                  [ILLEGIBLE]

                          [STATE OF NORTH DAKOTA LOGO]

                          CERTIFICATE OF INCORPORATION
                                       OF

                               U-HAUL CO. OF FARGO

         The undersigned, as Secretary of State of the State of North Dakota, hereby certifies that duplicate originals of Articles of Incorporation for the incorporation of

                               U-HAUL CO. OF FARGO

Duly signed and verified pursuant to the provisions of the North Dakota BUSINESS corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Incorporation to

                              U-HAUL CO. OF FARGO

and attaches hereto & duplicate original of the Articles of Incorporation.

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State at the Capital

         Great Seal

                                    in the City of Bismarck, this 30th day of January A.D. 1970.

                                    /s/ BEN HEIER
                                    ------------------------------------
                                                    Secretary of State.

                                    By
                                      ----------------------------------
                                                                Deputy.


                           "Buy North Dakota Products"

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of North Dakota

         The undersigned corporation hereby consents to the use of a similar name :

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.


2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

         AMERCO MARKETING CO. OF FARGO

         In Witness Whereof, this corporation has [ILLEGIBLE] this consent to be executed this _______ day of August, 1970.

                                          AMERCO, an Arizona corporation

                                      By: /s/ [ILLEGIBLE]
                                          -----------------------------------
                                             [ILLEGIBLE]        President

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public, personally appeared L.S. [ILLEGIBLE] known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statement therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this [ILLEGIBLE] day of August, 1970.

                                                /s/ HELEN H. DELAMATOR
                                                -------------------------
                                                HELEN H. DELAMATOR

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                              U-HAUL CO. OF FARGO

STATE OF MINNESOTA )
                   )ss.
COUNTY OF CLAY     )

         ANTHONY TORTORICE and EILEEN TORTORICE being first duly sworn, upon their oath depose and say;

         1. That they are the President and the Secretary respectively of U-HAUL CO. OF FARGO.

         2. That at meeting of the Board of Directors of said corporation, duly held at Moorchead, Minnesota on August 12, 1970, the following resolution was adopted:

                  "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

                           "The name of this corporation is AMERCO MARKETING CO. OF FARGO."

         3. That the shareholders have adopted sid amendment by resolution at a meeting held at Moorchead, Minnesota on August 12, 1970. That the wording of the amended articles, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph [ILLEGIBLE] above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                                President

            (CORPORATE SEAL)

ATTEST:

    /s/ [ILLEGIBLE]
---------------------------
        Secretary

Page 1 of Two Pages

STATE OF MINNESOTA )
                   )ss.
COUNTY OF CLAY     )

         On this 21st day of September, 1970, before no, Notary Public, personally appeared ANTHONY TORTORICE and EILEEN TORTORICE known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.
                                                   /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                                       Notary Public

(NOTARIAL SEAL)

Page 2 of Two Pages

Certificate No.  [ILLEGIBLE]

                          [STATE OF NORTH DAKOTA LOGO]

                            CERTIFICATE OF AMENDMENT
                                       OF

                              U-HAUL CO. OF FARGO

The undersigned, as Secretary of State of the State of North Dakota, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of U-HAUL CO. OF FARCO duly signed and verified pursuant to the provisions of the North Dakota Business Corporation Act, Have been received in the office and are found to conform to law.

ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of U-HAUL, CO. OF FARGO changing the corporate name to AMERCO MARKETING CO. OF FARGO and attaches hereto a duplicate original of the Articles of Amendment.

                                      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Grent Seal of the State at the Capital in the City of Bismarek, this 30th day of September A.D., 1970.

                                      -----------------------------------------
                                                          Secretary of State.

File No. [ILLEGIBLE]
DUPLICATE                             By ____________________________, Deputy.

                          "Buy North Dakota Products"

AMENDMENTS-DOMESTIC CO., ORATIONS
(Execute in duplicate.)

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF

                          AMERCO MARKETING CO. OF FARGO

         Pursuant to the provisions of Chapter 10-19 of the North Dakota Century Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         ARTICLE 1. The name of the corporation is AMERCO MARKETING CO. OF FARGO

         ARTICLE 2. The following amendment of the Articles of incorporation was adopted by the shareholders of the corporation on February 21, 1973. in the manner prescribed by the North Dakota Century Code.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF FARGO.

         ARTICLE 3. The number of shares of the corporation outstanding at the time of such adoption was 500, and the number of shares [ILLEGIBLE] to vote hereon was 500.

         ARTICLE 4. The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                           Class  NONE         Number of Shares

         ARTICLE 5. The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was NONE

         ARTICLE 6. The number of shares of each class, entitled to vote thereon as a class, voted for and against such amendment, respectively, as follows:

                                            Number of Shares Voted
                           Class NONE       for            Against

         ARTICLE 7. The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

..................................NO CHANGE......................................

.................................................................................

.................................................................................

.................................................................................

         ARTICLE 8. The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

.................................NO CHANGE.......................................

.................................................................................

         Dated MARCH 2, 1973.

                                  AMERCO MARKETING CO. OF FARCO
                                  ----------------------------------------------
                                                   [ILLEGIBLE]

                                  By  /s/ Anthony Tortorice
                                      ------------------------------------------
                                      Anthony Tortorice President

                                  and /s/ Linda Cullen
                                      ------------------------------------------
                                      Linda Cullen Secretary

         Anthony Tortorice                   being first duly sworn says that he
--------------------------------------------
          (One of officers who signed above)
President and that he has read the foregoing articles of amendment and knows the contents thereof, and verily believes the statements made therein to be true.

                                  /s/ Anthony Tortorice
                                  ----------------------------------------------
                                  Anthony Tortorice President-Verifying Officer.

         Subscribed and sworn to before me this 2 day of MARCH, 1973.

                                  /s/ [ILLEGIBLE]
                                  ----------------------------------------------
                                                Notary Public

                                  State of [ILLEGIBLE]

                                  My Commission expires [ILLEGIBLE] 1977
Fee $12.00.

Certificate No. 3747

Filing Date March 8 1973

/s/ [ILLEGIBLE]
---------------------------
         Secretary of State
By ________________________
                     Deputy

                          "Buy North Dakota Products"

Certificate No. [ILLEGIBLE]

                          [STATE OF NORTH DAKOTA LOGO]

                            CERTIFICATE OF AMENDMENT

                                       OF

                         AMERCO MARKETING CO. OF FARCO
The undersigned, as Secretary of State of the State of North Dakota, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of AMERCO MARKETING CO. OF FARCO duly signed and verified pursuant to the provisions of the North Dakota BUSINESS Corporation Act, have been received in this office and are found to conform to law.

ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of AMERCO MARKETING CO. OF FARCO change corporate name to U-HAUL CO. OF FARCO and attaches hereto a duplicate original of the Articles of Amendment.

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State at the Capital in the City of Bismarek, this 8th day of March A.D., 1973.

                                                 /s/ BEN MEIER
                                    --------------------------------------------
                                                         Secretary of State

[GREAT SEAL]

File No. [ILLEGIBLE]

DUPLICATE                           By _______________________________, Deputy.

                           "Buy North Dakota Products"

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of North Dakota.

         2. The name of the corporation to which consent is given and which is about to amend its corporate name is:

                  AMERCO MARKETING CO. OF FARGO

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                  U-HAUL CO. OF FARGO

         In Witness Whereof, this corporation has caused this consent to be executed this 28th day of February, 1973.

                              U-HAUL CO., a [ILLEGIBLE] North Dakota corporation

                              By              /s/ Arthur G.
                                 -----------------------------------------
                                 Arthur G. Assistant Secretary Seifert

STATE OF ARIZONA    )
                    )ss.
COUNTY OF MARICOPA  )

         Before me, a Notary Public, personally appeared Arthur G. Seifert, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this [ILLEGIBLE] day of February, 1973.

(SEAL)                                             /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                    Notary Public       -      State of Arizona

                                           My commission expires August 13, 1976

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of
                  __________________________

         2. The name of the corporation to which consent is given and which is about to amend its corporate name is:

                      _________________________________

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                      _____________________________________

         In Witness Whereof, this corporation has caused this consent to be executed this _________ day of _______________________, 19___.

                               U-HAUL CO., a (an) [ILLEGIBLE] Dakota corporation

                               By: /s/  [ILLEGIBLE]
                                   ---------------------------------------
                                        Assistant Secretary Seifert

STATE OF ARIZONA     )
                     )ss.
COUNTY OF MARICOPA   )

         Before me, a Notary Public, personally appeared Arthur G. Seifert, known to me to be the person who executed the foregoing instrument, and-acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this [ILLEGIBLE] day of [ILLEGIBLE], 19[ILLEGIBLE].

(SEAL)                                               /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Notary Public    -   State of Arizona
                                           My commission expires August 13, 1976

                    STATEMENT OF CHANGE OF REGISTERED OFFICE

TO THE SECRETARY OF STATE OF THE STATE OF NORTH DAKOTA:

         Pursuant to the provisions of Sections 10-19-10 or 10-22-09 of the North Dakota Century Code, the undersigned registered agent submits the following statement for the purpose of changing the registered office in the State of North Dakota for each corporation for which it is acting as registered agent.

         FIRST: The name of the corporation is

                               U-HAUL CO OF FARGO

         (This corporation is named, in the statement of change of registered office filed by its registered agent)

         SECOND: The address of the present registered office of such corporation is
            320 North 4th Street, c/o C T Corporation System, Bismarck, North Dakota 58501

         THIRD: The address to which its registered office is to be changed is 314 East Thayer Avenue, c/o C T Corporation System, Bismarck, North Dakota 58501

         FOURTH: The name of the present registered agent of such corporation is
                             C T Corporation System

         FIFTH: The address of the registered office of such corporation and the address of the business office of the registered agent as changed will be identical.

         SIXTH: A copy of this statement has been mailed to such corporation.

Dated September 21, 1973.                                 C T CORPORATION SYSTEM

                                             By /s/ [ILLEGIBLE] Vice President
                                                --------------------------------
                                                                         (Title)

Alfred L. Dempsey being first duly sworn says that he is the Vice President of C T Corporation System and he has read the foregoing and knows the contents thereof, and verily believes the statements made therein to be true.

                                             By /s/ [ILLEGIBLE]
                                                --------------------------------
                                                (Signature of Executive Officer)

Subscribed and sworn to before me this 21st day of September, 1973.

                                             /s/ [ILLEGIBLE],  Notary Public
                                             ---------------
NOTARIAL SEAL                                                  State of New York

                                             My Commission Expires [ILLEGIBLE]

                          ARTICLES AND PLAN OF MERGER

         These Articles and Plan of Merger, dated this 18th day of February, 1983 entered into by U-Haul Co. of Sioux Falls, a South Dakota and Absorbed Corporation, and U-Haul Co. of Fargo, a North Dakota and Surviving Corporation and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

         The members of the Board of Directors and the sole shareholder of the Constituent Corporations have approved and adopted the following plan:

         (1) U-Haul Co. of Sioux Falls, a South Dakota corporation shall be merged into U-Haul Co. of Fargo, a North Dakota and Surviving Corporation.

         (2) The outstanding shares of Merging Corporation shall be canceled and no shares of Surviving Corporation shall be issued in exchange therefor.

         (3) Absorbed Corporation shall, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary and desirable to evidence or carry out this merger.

         (4) The Surviving Corporation shall pay all expenses of accomplishing the merger.

         (5) The Articles of Incorporation of Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

         (6) The number of shares outstanding, the number of shares entitled to vote upon the Plan of Merger and the number of shares voted for and against said Plan as to each corporation was as follows:

                                  Number of Shares
Name of Corporation                  Outstanding        Number Voted for        Number Voted Against
-------------------               ----------------      ----------------        --------------------
U-Haul Co. of Sioux Falls,               500                  500                       -0-
a South Dakota corporation

U-Haul Co. of Fargo, a                   500                  500                       -0-
North Dakota corporation

         IN WITNESS WHEREOF the corporate parties hereto execute these Articles and Plan of Merger this 18th day of February, 1983.

                        SURVIVING CORPORATION:  U-HAUL CO. OF FARGO,
                                                a North Dakota corporation

                                                By: /s/ Anthony F. Tortorice
                                                    ----------------------------
                                                    Anthony  F. Tortorice, Pres.

         (CORPORATE SEAL)

                                                BY: /s/ Judy L. Bosch
                                                    ----------------------------
                                                    Judy L. Bosch, Secretary

                ABSORBED CORPORATION: U-HAUL CO. OF SIOUX FALLS,
                                      a South Dakota corporation

                                      By: /s/ Cecil L. Coolidge
                                          --------------------------------------
                                          Cecil L. Coolidge, Vice Pres.

(CORPORATE SEAL)

                                      By: /s/ Judy L. Bosch
                                          --------------------------------------
                                          Judy L. Bosch, Secretary

                                  VERIFICATIONS

         Anthony F. Tortorice, being first duly sworn, says that he is the President of U-Haul Co. of Fargo and that he has read the foregoing Articles and Plan of Merger and knows the contents thereof, and verily believes the statements make therein to be true.

                                      /s/ Anthony F. Tortorice
                                      ------------------------------------------
                                      Anthony F. Tortorice

         Subscribed and sworn to before me this 28 day of February, 1983.

(NOTARIAL SEAL)
                                           /s/ [ILLEGIBLE]
                                      ----------------------------------
                                            Notary Public

                                      State of [ILLEGIBLE]

                                      County of [ILLEGIBLE]

                                      My Commission expires [ILLEGIBLE]

                                  ************

         Cecil L. Coolidge, being first duly sworn, says that he is the Vice President of U-Haul Co. of Sioux Falls and that he has read the foregoing Articles and Plan of Merger and knows the contents thereof, and verily believes the statements made therein to be true.

                                      /s/ Cecil L. Coolidge
                                      ------------------------------------
                                      Cecil L. Coolidge

         Subscribed and sworn to before me this 28 day of February, 1983.

                                           /s/ [ILLEGIBLE]
                                      ----------------------------------
                                            Notary Public

                                      State of [ILLEGIBLE]

                                      County of [ILLEGIBLE]

                                      My Commission expires [ILLEGIBLE]

Certificate No. 7535

                             STATE OF NORTH DAKOTA

To All to Whom these Presents shall [ILLEGIBLE]

         I, Ben Meier. Secretary of State of the State of North Dakota do hereby certify, that duplicate originals of Articles of Merger of U-HAUL CO. OF SIOUX FALLS, a South Dakota Corporation, into U-HAUL CO. OF FARGO, a North Dakota Corporation, duly signed and verified pursuant to the provisions of the North Dakota Business Corporation [ILLEGIBLE], have been received in this office and are found to conform to law.

ACCORDINGLY, the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Merger of U-HAUL CO. OF SIOUX FALLS into U-HAUL CO. OF FARGO and attaches hereto a duplicate original of the Articles of Merger.

                                   IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State, at the Capital in the City of Bismarek; this 21st day of March A.D., 1983.

                                   ___________________________________________
                                   Ben Meier                Secretary of State

File No. 10, 288                   By ________________________________________
                                                                        Deputy

NORTH DAKOTA BUSINESS CORPORATION
SUBMIT DUPLICATE ORIGINALS                                           Fee: $25.00

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

     Pursuant to the provisions of Chapter 10-19 of the North Dakota Century Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE 1. The name of the corporation is U-Haul Co. of Fargo
________________________________________________________________________________

ARTICLE 2. The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on December 28, 1990, in the manner prescribed by the North Dakota Century Code.

                                    ARTICLE I

           The name of the corporation is: U-HAUL CO. OF NORTH DAKOTA.

ARTICLE 3. The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote heron was 500.

ARTICLE 4. The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

Class                                   Number of Shares
n/a

ARTICLE 5. The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was -0-.

ARTICLE 6. The number of shares of each class, entitled to vote thereon as a class, voted for and against such amendment, respectively, as follows:

Class                                   Number of Shares Voted
n/a                                     For            Against

                             (Complete Other Side)

ARTICLE 7. The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                                       n/a
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

ARTICLE 8. The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                       n/a
________________________________________________________________________________

________________________________________________________________________________

   Dated December 28, 1990.

                                          U-Haul Co. of Fargo
                                         --------------------------------
                                         (Exact Corporate Name)

                                         By /s/ [ILLEGIBLE]
                                            -----------------------------
                                                [ILLEGIBLE]

                                         and /s/ Gary V. Klinefelter
                                             -----------------------------------
                                                 Gary V. Klinefelter [ILLEGIBLE]

                                  VERIFICATION

          John A. Lorentz
------------------------------------, being first duly sworn says that he is the
(Name of one of the officers who signed above)

       President
----------------------- and that he has read the foregoing articles of amendment
      (Title)
and knows the contents thereof, and verily believes the statements made therein to be true.

                                               /s/ [ILLEGIBLE]
                                         ------------------------------
                                               Verifying Officer

Subscribed and sworn to before me this 28th day of December, 1990.

                                              /s/ [ILLEGIBLE]
                                        -------------------------------
                                              Notary Public

                                        State of Arizona

                                        My Commission expires __________ 19 ___.

Office Use Only

Certificate No. ________________

Filed ________________, 19______

Mailed to: _____________________
/s/ [ILLEGIBLE]
________________________________

________________________________

______________________ By [ILLEGIBLE]
Secretary of State

                                     05-81